Exhibit 1.1

10,000,000 Shares

IVANHOE ELECTRIC INC.

COMMON STOCK, PAR VALUE $0.0001 PER SHARE

UNDERWRITING AGREEMENT

October 22, 2025

BMO Capital Markets Corp.

As Representative of the Several Underwriters

c/o BMO Capital Markets Corp.

151 W 42nd St.

New York, New York 10036

Ladies and Gentlemen:

Ivanhoe Electric Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell an aggregate of 10,000,000 shares (the “Firm Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), to the several underwriters (collectively, the “Underwriters”) named in Schedule I to this agreement (this “Agreement”), for whom BMO Capital Markets Corp. is acting as representative (the “Representative”). The Company has also agreed to grant to the Underwriters an option (the “Option”) to purchase up to an additional 1,500,000 shares of Common Stock (the “Option Shares”) on the terms set forth in Section 1(b) hereof. The Firm Shares and the Option Shares are hereinafter collectively referred to as the “Shares.”

The Company confirms as follows its agreement with the Representative and the several other Underwriters:

1.             Agreement to Sell and Purchase.

(a)            Purchase of Firm Shares. On the basis of the representations, warranties and agreements of the Company contained herein and subject to all the terms and conditions of this Agreement, the Company agrees to sell to the several Underwriters and each of the several Underwriters, severally and not jointly, agrees to purchase from the Company, at a purchase price per share of $14.40 (the “Purchase Price”), the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I, plus such additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to Section 8 hereof.

(b)            Purchase of Option Shares. Subject to all the terms and conditions of this Agreement, the Company grants the Option to the several Underwriters to purchase, severally and not jointly, all or less than all of the Option Shares at the Purchase Price less an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Option Shares. The Option may be exercised in whole or in part at any time and from time to time on or before the 30th day after the date of this Agreement, upon written notice (an “Option Shares Notice”) by the Representative to the Company no later than 12:00 noon, New York City time, at least two and no more than five business days before the date specified for closing in the Option Shares Notice (an “Option Closing Date”) setting forth the aggregate number of Option Shares to be purchased and the time and date for such purchase. On any Option Closing Date, the Company shall issue and sell to the Underwriters the number of Option Shares set forth in the Option Shares Notice and each Underwriter shall purchase from the Company such percentage of the Option Shares as is equal to the percentage of Firm Shares that such Underwriter is purchasing, as adjusted by the Representative in such manner as they deem advisable to avoid fractional shares.

2.             Delivery and Payment.

(a)            Closing. Delivery of the Firm Shares shall be made to the Representative through the facilities of the Depository Trust Company (“DTC”) for the respective accounts of the Underwriters against payment of the Purchase Price by wire transfer of immediately available funds to the Company. Such payment shall be made at 9:00 a.m., New York City time, on the business day (the second business day, should the offering be priced after 4:00 p.m., Eastern Time) after the date on which the first bona fide offering of the Firm Shares to the public is made by the Underwriters or at such time on such other date, not later than ten business days after such date, as may be agreed upon by the Company and the Representative (such date is hereinafter referred to as the “Closing Date”).

(b)            Option Closing. To the extent the Option is exercised, delivery of the Option Shares against payment by the Representative (in the manner and at the location specified above) shall take place at the time and date (which may be the Closing Date, but not earlier than the Closing Date) specified in the Option Shares Notice.

(c)            Electronic Transfer. Electronic transfer of Shares shall be made at the time of purchase in such names and in such denominations as the Representative shall specify.

(d)            Stamp Tax. The Company shall pay, bear and hold the Underwriters harmless against any stamp duty, stamp duty reserve tax, and any other issue, transfer, registration, documentary, value added tax or sales tax or duty in any jurisdiction (“Stamp Tax”) which is payable in connection with: (i) the execution, delivery, consummation or enforcement of this Agreement; (ii) the grant, exercise or lapsing of the Option; (iii) the creation, allotment, or issue of any Shares; (iv) the initial entry of the Shares into the facilities of DTC; (v) the acquisition of the Shares by, or crediting or delivery of the Shares to or for the account of, the Underwriters (or any purchasers or subscribers procured by the Underwriters); or (vi) the sale and/or delivery of any Shares by any Underwriter to any initial purchaser in the manner contemplated in this Agreement.

3.             Representations and Warranties of the Company. The Company represents and warrants to, and covenants with, each Underwriter as follows:

(a)            Compliance with Registration Requirements. An “automatic shelf registration statement” as defined in Rule 405 under the Securities Act of 1933, as amended (the “Act”), on Form S-3 (File No. 333-273195) covering the public offer and sale of certain securities, including the Shares, has been prepared by the Company under the provisions of the Act and the rules and regulations (collectively referred to as the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder, and has been filed with the Commission. Copies of such registration statement and of each amendment thereto, if any, including the related U.S. Preliminary Prospectuses (as defined below), heretofore filed by the Company with the Commission have been delivered or made available to the Underwriters. Such registration statement (the “Registration Statement”), as of any time, means such registration statement as amended by any post-effective amendments thereto to such time, including the exhibits and any schedules thereto at such time, the documents incorporated or deemed to be incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the Act and the documents otherwise deemed to be a part thereof as of such time pursuant to Rule 430B under the Rules and Regulations (“Rule 430B”); provided, however, that the “Registration Statement” without reference to a time means such registration statement as amended by any post-effective amendments thereto as of the time of the first contract of sale for the Shares, which time shall be considered the “new effective date” of such registration statement with respect to the Shares within the meaning of paragraph (f)(2) of Rule 430B, including the exhibits and schedules thereto as of such time, the documents incorporated or deemed incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the Act and the documents otherwise deemed to be a part thereof as of such time pursuant to Rule 430B. Each preliminary prospectus supplement relating to the Shares and the related base prospectus, dated July 10, 2023 and filed with the Commission as part of the Registration Statement on July 10, 2023 (the “U.S. Base Prospectus”), in the form first furnished (electronically or otherwise) to the Underwriters for use in connection with the offering of the Shares or, if not furnished to the Underwriters, in the form first filed by the Company pursuant to Rule 424(b) under the Rules and Regulations, together with the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, are collectively referred to herein as a “U.S. Preliminary Prospectus.” Promptly after execution and delivery of this Agreement, the Company will prepare and file a final prospectus supplement relating to the Shares in accordance with the provisions of Rule 424(b) under the Rules and Regulations. The final prospectus supplement, in the form first furnished or made available to the Underwriters for use in connection with the offering of the Shares, including the U.S. Base Prospectus and the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, are collectively referred to herein as the “U.S. Prospectus.” As filed, such final prospectus supplement shall contain all information required by the Act and, except to the extent the Representative shall agree in writing to a modification, shall be in the form furnished to the Representative prior to the filing thereof. The Registration Statement, as of the date hereof, meets the requirements set forth in Rule 415(a)(1)(x) under the Act. The initial effective date of the Registration Statement was not earlier than the date three years prior to the date hereof. The term “Testing-the-Waters Communication” means any oral or written communication with potential investors in reliance on Rule 163B under the Act and Section 13.4 of National Instrument 41-101 – General Prospectus Requirements (“NI 41-101”). The term “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 of the Rules and Regulations. The Company is qualified under Canadian Securities Laws (as defined below), including the rules and procedures established pursuant to National Instrument 71-101 – The Multijurisdictional Disclosure System (“NI 71-101”) (the “MJDS Procedures”), in connection with a distribution of the Shares (as defined below) in each of the Canadian Qualifying Jurisdictions (as defined below) to file a prospectus in the form of an MJDS prospectus. The Company has prepared and filed a preliminary MJDS prospectus dated July 10, 2023 under NI 71-101 (the “Canadian Preliminary Prospectus”) and a final MJDS prospectus dated July 20, 2023 under NI 71-101 (the “Canadian Final Prospectus”), in each case, in respect of certain securities of the Company, including the Shares (the “Shelf Securities”) with the British Columbia Securities Commission (the “BCSC”), as principal regulator, and with the securities commissions or other securities regulatory authorities (“Canadian Securities Commissions”) in each of the provinces and territories of Canada other than Québec (the “Canadian Qualifying Jurisdictions”). The Company has obtained a receipt dated July 10, 2023 (the “Preliminary Receipt”) from the BCSC in its capacity as principal regulator, representing the deemed receipt of each of the other Canadian Securities Commissions in accordance with Multilateral Instrument 11-102—Passport System (“MI 11-102”) and National Policy 11-202—Process for Prospectus Review in Multiple Jurisdictions (“NP 11-202” together with MI 11-102, the “Passport System”), in respect of the Canadian Preliminary Prospectus, in the form heretofore delivered to the Underwriters (together with all documents filed in connection therewith and all documents incorporated by reference therein). The Company has also obtained a receipt dated July 20, 2023 (the “Final Receipt”) from the BCSC, representing the deemed receipt of each of the other Canadian Securities Commissions pursuant to the Passport System, in respect of the Canadian Final Prospectus in the form heretofore delivered to the Underwriters (together with all documents filed in connection therewith and all documents incorporated by reference therein). No other document pertaining to such Canadian Final Prospectus or document incorporated by reference therein has been filed with the BCSC as principal regulator and/or with any of the other Canadian Securities Commissions except for any documents heretofore delivered to the Underwriters. No order having the effect of ceasing or suspending the distribution of the Shelf Securities (including any Shares) has been issued by the BCSC or any other Canadian Securities Commission and no proceeding for that purpose has been initiated or is pending or, to the Company’s knowledge, threatened or contemplated by the BCSC or any other Canadian Securities Commission, and any request on the part of any Canadian Securities Commission for additional information has been complied with (the Canadian Final Prospectus filed with the BCSC as principal regulator and with each of the other Canadian Securities Commissions on or before the date of this Agreement for which a receipt has been issued by the BCSC in its capacity as principal regulator, representing the deemed receipt of each of the other Canadian Securities Commissions pursuant to the Passport System being hereinafter called the “Canadian Base Prospectus”). The preliminary prospectus supplement, dated October 21, 2025, relating to the offering of the Shares used in Canada which excludes the public offering price and other final terms, together with the Canadian Base Prospectus, is hereinafter called the “Canadian Preliminary Supplement”; the prospectus supplement relating to the offering of the Shares, which includes the public offering price and other final terms omitted from the Canadian Preliminary Supplement, to be filed with the BCSC as principal regulator and with each of the other Canadian Securities Commissions in accordance with the MJDS Procedures (the “Canadian Prospectus Supplement”), together with the Canadian Base Prospectus, is hereinafter called the “Canadian Prospectus”. As used herein, the terms “Canadian Base Prospectus”, “Canadian Preliminary Supplement”, “Canadian Prospectus Supplement” and “Canadian Prospectus” shall include the documents incorporated by reference therein and any supplements or amendments thereto. For purposes of this Agreement, all references to any Canadian Preliminary Prospectus, the Canadian Final Prospectus, the Canadian Preliminary Supplement, the Canadian Prospectus Supplement, the Canadian Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Canadian Securities Commissions pursuant to the System for Electronic Data Analysis and Retrieval + (“SEDAR+”). All references in this Agreement to financial statements and other information which is “contained,” “included” or “stated” (or other references of like import) in the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to include all such financial statements and other information incorporated or deemed incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be, prior to the execution and delivery of this Agreement; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to include the filing of any document under the Exchange Act, incorporated or deemed to be incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be, at or after the execution and delivery of this Agreement. The U.S. Prospectus and the Canadian Prospectus are referred to collectively as the “Prospectus.”

(b)            Effectiveness of Registration. The Company meets the requirements to use Form S-3 under the Act. Such Registration Statement, including any amendments thereto filed prior to the date hereof, became effective upon filing. The Company has responded to all requests, if any, of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the knowledge of the Company, are threatened by the Commission.

(c)            Accuracy of Registration Statement. Each of the Registration Statement and any post-effective amendment thereto, at the time each became effective, complied and will comply in all material respects with the Act and the Rules and Regulations, and each of the Registration Statement, and any post-effective amendment thereto, at the time each became effective, on the date hereof, on the Closing Date and on any Option Closing Date, did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. The U.S. Prospectus, as amended or supplemented, as of its date, the date it is first filed in accordance with Rule 424(b) and on the Closing Date and any Option Closing Date, complied and will comply in all material respects with the Act and the Rules and Regulations, and did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, in the light of the circumstances under which they were made. Each U.S. Preliminary Prospectus, as of its date, complied in all material respects with the Rules and Regulations and did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and each U.S. Preliminary Prospectus and the U.S. Prospectus delivered or made available to the Underwriters for use in connection with this offering is identical to the electronically transmitted copies thereof filed with the Commission on its Electronic Data Gathering, Analysis and Retrieval System (or any successor system) (“EDGAR”), except to the extent permitted by Regulation S-T. The Canadian Prospectus will, when the Canadian Prospectus Supplement is filed, be true and correct in all material respects and contain full, true and plain disclosure of all material facts relating to the Company and its subsidiaries and the Shares as required by applicable securities laws in each of the provinces and territories in Canada (other than Québec) emanating from governmental authorities, including the respective rules and regulations made thereunder together with applicable published national and local instruments, policy statements, notices, blanket rules and orders of the Canadian Securities Commissions, all discretionary rulings and orders applicable to the Company, if any, of the Canadian Securities Commissions (the “Canadian Securities Laws”). The Canadian Preliminary Supplement and the Canadian Prospectus comply and will comply in all material respects with Canadian Securities Laws. As of the Applicable Time, the Canadian Preliminary Prospectus was true and correct in all material respects and contained full, true and plain disclosure of all material facts relating to the Company and its subsidiaries and the Shares as required by the Canadian Securities Laws. The foregoing representations and warranties in this Section 3(c) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representative specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. For all purposes of this Agreement, the amounts of the selling concession and information regarding stabilization set forth in the Prospectus constitute the only information (the “Underwriters’ Information”) relating to any Underwriter furnished in writing to the Company by the Representative specifically for inclusion in the preliminary prospectus, the Registration Statement or the Prospectus.

(d)            Documents Incorporated by Reference. The documents incorporated by reference in the Registration Statement, the Time of Sale Prospectus (as defined below) and the Prospectus, at the time the Registration Statement became effective or when such documents were or hereinafter are filed with the Commission, as the case may be, conformed or will conform in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Canadian Securities Laws, as applicable, and collectively did not, do not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e)            Company Not Ineligible Issuer. (i) At the time of filing the Registration Statement relating to the Shares and any post-effective amendment thereto, (ii) at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Act) of the Shares and (iii) as of the date of the execution and delivery of this Agreement (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an “ineligible issuer” (as defined in Rule 405 of the Rules and Regulations).

(f)            Well-Known Seasoned Issuer. (i) At the time of filing of the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Shares in reliance on the exemption of Rule 163 of the Rules and Regulations and (iv) at the date hereof, the Company was and is a “well-known seasoned issuer” as defined in Rule 405 of the Rules and Regulations (“Rule 405”). The Company agrees to pay the fees required by the Commission relating to the Shares within the time required by Rule 456(b)(1) without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r). The Shares, since their registration on the Registration Statement, have been and remain eligible for registration by the Company on a Rule 405 “automatic shelf registration statement.” The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the Rules and Regulations objecting to the use of the automatic shelf registration statement form.

(g)            Disclosure at the Time of Sale. As of the Applicable Time (as defined below), neither (i) the Issuer General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time, the most recent U.S. Preliminary Prospectus related to this offering, and the information included on Schedule IV hereto, all considered together (the “U.S. Time of Sale Prospectus” and together with the Canadian Preliminary Supplement, the “Time of Sale Prospectus”), nor (ii) any individual Issuer Limited Use Free Writing Prospectus (as defined below), when considered together with the Time of Sale Prospectus, nor (iii) any Written Testing-the-Waters Communication, when considered together with the Time of Sale Prospectus, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the respective items set forth in clauses (i), (ii) and (iii), taken together as described in each such clause, contain full, true and plain disclosure of all material facts relating to the Company and its subsidiaries and the Shares as required by Canadian Securities Laws. The preceding sentence does not apply to statements in or omissions from the Time of Sale Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the Underwriters’ Information.

As used in this subsection and elsewhere in this Agreement:

“Applicable Time” means 8:30 a.m. (New York City Time) on October 22, 2025 or such other time as agreed by the Company and the Representative.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Rules and Regulations, relating to the Shares that (i) is required to be filed with the Commission by the Company, (ii) is a “written communication that is a road show” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Shares or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g); provided, however, that a Written Testing-the-Waters Communication shall be deemed not to be an Issuer Free Writing Prospectus.

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule II hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

(h)            Issuer Free Writing Prospectuses. Each Issuer Free Writing Prospectus, as of its issue date, does not include any information that conflicts with the information contained in the Registration Statement, the Time of Sale Prospectus or the Prospectus, including any preliminary or other prospectus supplement deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with the Underwriters’ Information. If at any time following the issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Shares, the Time of Sale Prospectus or the Prospectus, including any preliminary or other prospectus supplement deemed to be a part thereof that has not been superseded or modified, or included or would include an untrue statement of material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in light of the circumstances prevailing at that subsequent time, not misleading, the Company has promptly notified or will promptly notify the Representative and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement, or omission.

(i)             Distribution of Offering Material by the Company. The Company has not distributed and will not distribute, prior to the later of the Closing Date, any Option Closing Date and the completion of the Underwriters’ distribution of the Shares, any offering material in connection with the offering or sale of the Shares other than any Testing-the-Waters Communication made in compliance with Section 3(vv) hereof, the Registration Statement, the U.S. Preliminary Prospectus, the Canadian Preliminary Supplement, the Permitted Free Writing Prospectuses reviewed and consented to by the Representative and included in Schedule II hereto, and the Prospectus.

(j)             Due Incorporation; Subsidiaries.

(i)          The Company is, and at the Closing Date will be, a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Company has, and at the Closing Date will have, full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus. The Company is, and at the Closing Date will be, duly licensed or qualified to do business in and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(ii)        Each material subsidiary of the Company as listed in Schedule V hereto (each, a “Material Subsidiary”) has been duly incorporated or organized, is validly existing as a corporation or other entity in good standing under the laws of the jurisdiction of its incorporation or organization, has the corporate or other power and authority to own its property and to conduct its business as described in the Registration Statement, the Time of Sale Prospectus and Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued share capital or other issued equity interests of each Material Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and, except as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, are owned directly or indirectly by the Company, free and clear of all liens, charges, encumbrances, equities, security interests, restrictions on voting or transfer or any other claims, except for such restrictions on transfer contained in shareholders agreements that would not have a material adverse effect on the Company and its subsidiaries taken as a whole. Except as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, no Material Subsidiary is currently prohibited, directly or indirectly under any agreement or instrument to which it is a party or is subject, from paying any dividends to its shareholders, from repaying the Company or any other subsidiary of the Company any loans or advances to such Material Subsidiary from the Company or such other subsidiary or from transferring any of such Material Subsidiary’s properties or assets to the Company or any other subsidiary. Schedule V is a complete and accurate list of all subsidiaries that are material to the Company and its subsidiaries, taken as a whole, including, for the avoidance of doubt, all “significant subsidiaries” of the Company as defined in Rule 1-02(w) of Regulation S-X under the Act.

(k)            Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the captions “Capitalization” and “The Offering.” The outstanding shares of common stock (the “Common Stock”) and any other outstanding capital stock of the Company have been, and the Shares will be, duly authorized, validly issued, fully paid and non-assessable and, as of the Closing Date, except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, will not be subject to any preemptive, first refusal, or similar right. The description of the Common Stock included in the Registration Statement at the effective date of the Registration Statement, the Time of Sale Prospectus at the Applicable Time and the Prospectus as of its date and at the Closing Date, is or will be, as applicable, complete and accurate in all material respects. Except as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company does not have outstanding, and at the Closing Date and any Option Closing Date will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of capital stock of the Company or any such warrants, convertible securities or obligations. Except as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, and except for such agreements as will terminate on or prior to the Closing Date and be of no further force and effect thereafter, there are no stockholder agreements, voting agreements or other similar agreements, with respect to the Company’s share capital to which the Company is a party or, to the Company’s knowledge, to or between or among any of the Company’s shareholders. Upon the issuance and delivery pursuant to the terms of this Agreement, the Underwriters will acquire good and marketable title to the Shares, free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever.

(l)             Financial Statements. The financial statements (including the related notes thereto) included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus present fairly the financial condition of the Company and its consolidated subsidiaries as of the respective dates thereof and their results of operations and cash flows for the respective periods covered thereby, comply as to form in all material respects with the applicable requirements of Regulation S-X under the Act (“Regulation S-X”) and Canadian Securities Laws, as applicable, and have been prepared in conformity with generally accepted accounting principles applied in the United States on a consistent basis throughout the entire period involved. The selected financial data included in the Registration Statement, the Time of Sale Prospectus and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the financial statements included therein and the books and records of the Company and its subsidiaries. No other financial statements, schedules or reconciliations of “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) of the Company are required by the Act, the Rules and Regulations or Canadian Securities Laws to be included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus fairly present the information called for in all material respects and have been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(m)           Independent Accountants. Deloitte LLP (the “Accountants”), who certified the financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus, are (i) independent accountants as required by the Act and the Rules and Regulations, by the rules of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and by Canadian Securities Laws, (ii) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X and (iii) a registered public accounting firm as defined by the PCAOB whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn.

(n)            No Material Adverse Changes. Since the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date and any Option Closing Date, except as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) there has not been a material adverse change, or any development that would be expected to result in a material adverse change, in or affecting the business, properties, assets, management, business prospects, condition (financial or otherwise), results of operations or capitalization of the Company and its subsidiaries, taken as a whole, arising for any reason whatsoever (a “Material Adverse Change”), (ii) the Company has not incurred, nor will it incur, any material liabilities or obligations, direct or contingent, nor has it entered into, nor will it enter into, any material transactions not in the ordinary course of business, other than pursuant to this Agreement and the transactions referred to herein, (iii) the Company has not and will not have paid or declared any dividends or other distributions of any kind on any class of its capital stock and (iv) the Company has not materially altered its method of accounting.

(o)            Investment Company. The Company is not, and, after giving effect to the issuance and sale of the Shares and the use of the proceeds therefrom as described in the Time of Sale Prospectus and the Prospectus, will not be, an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

(p)            Litigation. Except as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, there are no actions, suits or proceedings pending, or to the Company’s knowledge, threatened against, the Company or any of its subsidiaries or any of their respective officers in their capacity as such, before or by any foreign, federal or state court, commission, regulatory body, including the Financial Industry Regulatory Authority, Inc. (“FINRA”), the Toronto Stock Exchange (the “TSX”) and the NYSE American LLC (the “NYSE American”), administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would reasonably be expected to (i) have a material adverse effect on the business, properties, assets, management, business prospects, condition (financial or otherwise), results of operations or capitalization of the Company and its subsidiaries, taken as a whole, or (ii) prevent or materially interfere with the consummation of the transactions contemplated hereby or the performance by the Company of its obligations hereunder (any such effect, prevention or interference, a “Material Adverse Effect”). The Company has not received any notice of proceedings relating to the revocation or modification of any material authorization, approval, order, license, certificate, franchise or permit. There are no pending investigations known to the Company involving the Company by any governmental agency having jurisdiction over the Company or its business or operations.

(q)            Compliance with Laws and Regulations and Performance of Obligations and Contracts. The Company and its subsidiaries have, and at the Closing Date and any Option Closing Date will have, (i) complied in all material respects with all laws, regulations and orders applicable to it or its business and (ii) performed all obligations required to be performed by it, and is not, and at the Closing Date will not be, in default under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, license, agreement pursuant to which the Company and its subsidiaries hold their property and assets (including any interest in, or right to earn an interest in or acquire mineral production from any property) or other agreement or instrument (individually, a “Contract” and collectively, “Contracts”) to which it is a party or by which its property is bound, in any such case which non-performance, default or event, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect. To the knowledge of the Company, except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus no other party under any Contract to which it is a party is in default in any respect thereunder or has given written or oral notice to the Company of such other party’s intention to terminate, cancel or refuse to renew any Contract. The Company is not now, and at the Closing Date will not be, in violation of any provision of its certificate of incorporation or by-laws. The disclosures included in the Registration Statement, the Time of Sale Prospectus and the Prospectus concerning the effects of federal, state, local and foreign laws, rules and regulations on the business of the Company as currently conducted and as proposed to be conducted, to the extent such disclosures summarize such rules and regulations, are accurate in all material respects.

(r)             No Consent of Governmental Body Needed. No consent, approval, authorization, license, registration, qualification or order of, or any filing or declaration with, any court or arbitrator or governmental or regulatory authority, agency or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Shares by the Company, in connection with the execution, delivery and performance of this Agreement by the Company or in connection with the taking by the Company of any action contemplated hereby, except (i) as have been obtained under the Act, the filing of the U.S. Prospectus with the Commission and such as may be required under state securities or Blue Sky laws or the by-laws and rules of FINRA and the NYSE American and the TSX in connection with the purchase and distribution by the Underwriters of the Shares to be sold by the Company or (ii) filing of the Canadian Prospectus Supplement not yet filed on the date hereof, following its execution, with the applicable Canadian Securities Commissions.

(s)            Agreement Duly Authorized. The Company has full corporate power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(t)             No Conflicts. The execution and delivery by the Company of this Agreement and the performance of this Agreement, the consummation of the transactions contemplated hereby, and the application of the net proceeds from the offering and sale of the Shares to be sold in the manner set forth in the Time of Sale Prospectus and the Prospectus under “Use of Proceeds” do not and will not (i) violate the certificate of incorporation or by-laws of the Company or (ii) result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any Material Subsidiary pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under any Contract to which the Company or any of its Material Subsidiaries is a party or by which the Company or any of its Material Subsidiaries or any of its properties is bound, or violate or conflict with any judgment, ruling, decree, order, law, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or any of its Material Subsidiaries, except, in the case of clause (ii), as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(u)            Title to Real and Personal Property. Except for those real properties and real property interests addressed in Section 3(pp), the Company and its subsidiaries have good and marketable title to all real and personal property described in the Registration Statement, the Time of Sale Prospectus and the Prospectus as being owned respectively by them, in each case, free and clear of all liens, charges, encumbrances or restrictions, except as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, or as are not, individually or in the aggregate, material to the business of the Company. The Company and its subsidiaries have valid, subsisting and enforceable leases for any real or personal property leased by them as described in the Time of Sale Prospectus and the Prospectus, with such exceptions as do not materially interfere with the use made and proposed to be made of such real or personal property by the Company and its subsidiaries.

(v)            No Material Acquisitions or Dispositions. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, neither the Company nor its subsidiaries has approved, has entered into, or has any knowledge of any binding agreement in respect of (X) the purchase of any material property or assets or any interest therein or the sale, transfer or other disposition of any material property or assets or any interest therein currently owned, directly or indirectly, by the Company or its subsidiaries, whether by asset sale, transfer of shares or otherwise, (Y) the change of control (by sale or transfer of shares or sale of all or substantially all of the property and assets of the Company or its subsidiaries or otherwise) of the Company or its subsidiaries, or (Z) a proposed or planned disposition of shares by any stockholder who owns, directly or indirectly, 10% or more of the outstanding shares of the Company or its subsidiaries.

(w)           Material Interests and Third Party Properties. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company does not have any information or knowledge of any fact relating to its interests in any mining or development projects or properties (the “Mineral Interests”), which would, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company does not have any knowledge that (A) any owner or operator (an “Operator”) of a property which is subject to a Mineral Interest (a “Material Third Party Property”) does not hold all requisite licenses, registrations, qualifications, permits and consents necessary or appropriate for carrying on its respective business as currently carried on with respect to the Material Third Party Property and that such licenses, registrations, qualifications, permits and consents are invalid and are not subsisting and in good standing in accordance with applicable laws; and (B) any Operator has received any notice of proceedings relating to the revocation or adverse modification of any material mining license, registration, qualification or permit, or that any Operator has received notice of the revocation or cancellation of, or any intention to revoke or cancel, any mining rights, exploration or prospecting rights, concessions or licenses with respect to any Material Third Party Property.

(x)            Documents Described in Registration Statement. There is no document or Contract of a character required to be described in the Registration Statement, the Time of Sale Prospectus and the Prospectus or to be filed as an exhibit to the Registration Statement that is not described or filed as required. All such documents and Contracts described in the Registration Statement, the Time of Sale Prospectus and the Prospectus or filed as an exhibit to the Registration Statement were duly authorized, executed and delivered by the Company, constitute valid and binding agreements of the Company and are enforceable against the Company in accordance with the terms thereof.

(y)            No Untrue Statement; Statistical and Market Data. No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to Representative was or will be, when made, inaccurate, untrue or incorrect in any material respect. All statistical or market-related data included in the Registration Statement, the Time of Sale Prospectus and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects, and the Company or the Representative have obtained the written consent to the use of such data from such sources to the extent required.

(z)            No Price Stabilization or Manipulation. Neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action intended to cause or result in, or which might reasonably be expected to cause or result in, or which has constituted, stabilization or manipulation, under the Act or otherwise, of the price of any security of the Company to facilitate the sale or resale of the Shares.

(aa)          No Registration Rights. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, no holder of securities of the Company has rights to register any securities of the Company because of the filing of the Registration Statement, the Time of Sale Prospectus, the Prospectus or the offering of the Shares, except for rights that have been duly waived by such holder, have expired or will expire as a result of the offering of the Shares.

(bb)         Stock Exchange Listing. As of the Closing Date, the Shares will have been approved for listing on the NYSE American, subject only to official notice of issuance. As of the Closing Date, the Shares will have been conditionally approved for listing and posting for trading on the TSX and bulletins will have been issued by the TSX outlining the effective listing of the Shares prior to the Closing Date or the Option Closing Date, as the case may be, subject only to the satisfaction by the Company of customary conditions imposed by the TSX in similar circumstances.

(cc)          Labor Matters. Neither the Company nor any of its Material Subsidiaries is involved in any labor dispute except where the dispute would not, individually or in the aggregate, have a Material Adverse Effect, nor, to the knowledge of the Company, is any such dispute threatened.

(dd)         No Unlawful Payments. Neither the Company nor any of its subsidiaries, nor any director or officer of the Company or its subsidiaries, nor, to the knowledge of the Company, any agent or employee of the Company or its subsidiaries, affiliate or other person acting on behalf of the Company or its subsidiaries, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment of corporate funds or benefit to any foreign or domestic government or regulatory official or employee, including, without limitation, of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, the Corruption of Foreign Public Officials Act (Canada), the U.K. Bribery Act 2010, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offense under any other applicable anti-bribery or anti-corruption laws; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company has instituted, maintained and enforced, and will continue to maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(ee)          Compliance with Anti-Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with all applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of all jurisdictions in which the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(ff)           No Conflicts with Sanctions Laws. Neither the Company nor any of its subsidiaries, nor any director or officer of the Company or its subsidiaries, nor, to the knowledge of the Company, any agent, employee or representative of the Company or its subsidiaries, affiliate or other person acting on behalf of the Company or its subsidiaries is currently the subject or target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Treasury Department or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, the Crimea Region of Ukraine, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, Cuba, Iran, North Korea and Syria (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or the target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions. Since the date of its initial incorporation, the Company and its subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(gg)         Taxes. The Company and its Material Subsidiaries have filed, or otherwise obtained extensions in respect of the filing of, all federal, state and foreign income and franchise tax returns and have paid all taxes required to be filed or paid by them with the United States Internal Revenue Services, the Canada Revenue Agency or any other federal, state, provincial, local or foreign entity responsible for the imposition, collection or administration of taxes in any jurisdiction and, if due and payable, any related or similar assessment, fine or penalty levied against them. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 3(l) hereof in respect of all material federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company has not been finally determined. The Company and its Material Subsidiaries are not aware of any material claims against them by any taxing authority in relation to the filing of tax returns or the payment of required taxes.

(hh)          Insurance. The Company and its Material Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as the Company believes are adequate for the conduct of their business and the value of their properties and is customary for companies engaged in similar industries, and all such insurance is in full force and effect. The Company has no reason to believe that it and its Material Subsidiaries will not be able to (i) renew their existing insurance coverage as and when such policies expire or (ii) obtain comparable coverage from similar institutions as may be necessary to conduct their business as currently conducted. Neither the Company nor any of its Material Subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

(ii)            Benefit Plans. The Company has not maintained or contributed to a defined benefit plan as defined in Section 3(35) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). No plan maintained or contributed to by the Company that is subject to ERISA (an “ERISA Plan”) (or any trust created thereunder) has engaged in a “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) that could subject the Company to any material tax penalty on prohibited transactions and that has not adequately been corrected. Each ERISA Plan is in compliance in all material respects with all reporting, disclosure and other requirements of the Code and ERISA as they relate to such ERISA Plan, except for any noncompliance which would not result in the imposition of a material tax or monetary penalty. With respect to each ERISA Plan that is intended to be “qualified” within the meaning of Section 401(a) of the Code, either (i) a determination letter has been issued by the Internal Revenue Service stating that such ERISA Plan and the attendant trust are qualified thereunder, or (ii) the remedial amendment period under Section 401(b) of the Code with respect to the establishment of such ERISA Plan has not ended and a determination letter application will be filed with respect to such ERISA Plan prior to the end of such remedial amendment period. The Company has never completely or partially withdrawn from a “multiemployer plan,” as defined in Section 3(37) of ERISA.

(jj)            Title to Intellectual Property. Except as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company and its subsidiaries own, have valid and enforceable licenses for, or otherwise have adequate rights to use all technology (including but not limited to patented, patentable and unpatented inventions and unpatentable proprietary or confidential information, systems or procedures), designs, processes, licenses, patents, trademarks, service marks, trade secrets, trade names, know how, copyrights and other works of authorship, computer programs, technical data and information and all similar intellectual property or proprietary rights (including all registrations and applications for registration of, and all goodwill associated with, any of the foregoing, as applicable) (collectively, “Intellectual Property”) that are material to their business as currently conducted or as proposed to be conducted or to the development, manufacture, operation and sale of any products and services sold or currently proposed to be sold by any of the Company or its subsidiaries, except where the failure to own, license or otherwise have rights to such Intellectual Property would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Intellectual Property of the Company and its subsidiaries has not been adjudged by a court or other administrative body of competent jurisdiction to be invalid or unenforceable in whole or in part, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) to the knowledge of the Company, there are no third parties who have established or are able to establish, rights to any Intellectual Property owned by, or licensed to, the Company or its subsidiaries, except for, and to the extent of, the ownership rights of the owners of the Intellectual Property which the Registration Statement, the Time of Sale Prospectus and the Prospectus disclose is licensed to the Company; (ii) to the knowledge of the Company, there is no infringement, misappropriation or other violation by third parties of any Intellectual Property owned by, or licensed to, the Company or its subsidiaries; (iii) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the Company’s or any of its subsidiaries’ rights in or to any Intellectual Property owned by, or licensed to, the Company or its subsidiaries; (iv) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any Intellectual Property owned by, or licensed to, the Company and its subsidiaries; (v) there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by others that (nor has the Company or any of its subsidiaries received any written claim from a third party that) the Company or its subsidiaries infringe, misappropriate or otherwise violate, or would, upon the commercialization of any product or service described in the Registration Statement, the Time of Sale Prospectus or the Prospectus as under development, infringe, misappropriate or otherwise violate, any Intellectual Property rights of others; (vi) the Company and its subsidiaries have complied in all material respects with and there has been no material breach or default under the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company and its subsidiaries, and all such agreements which are material to the Company’s business are in full force and effect; and (vii) there is no patent or patent application that contains claims that interfere with the issued or pending claims of any of the Intellectual Property owned by or licensed to the Company or its subsidiaries or that challenges the validity, enforceability or scope of any such Intellectual Property; except, in each case of (i) through (vii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus, the Company and its subsidiaries are not obligated or under any liability whatsoever to make any material payment by way of royalties, fees or otherwise to any owner or licensor of, or other claimant to, any Intellectual Property, with respect to the use thereof or in connection with the conduct of their respective businesses or otherwise.

(kk)          Trademarks. The Company and its subsidiaries own, or otherwise have the full right to use, all material trademarks and trade names that are used in or reasonably necessary for the conduct of their business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus. The Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any such material trademarks or trade names, or challenging or questioning the validity or effectiveness of any such material trademark or trade name. To the Company’s knowledge, the use of such material trademarks and trade names in connection with the business and operations of the Company and its subsidiaries does not infringe on the rights of any person. The Company and its subsidiaries are not obligated or under any liability whatsoever to make any payment by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any material trademark, service marks or trade name with respect to the use thereof or in connection with the conduct of their business or otherwise.

(ll)            Protection of Intellectual Property. The Company and its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all their Intellectual Property in all material respects.

(mm)        Related Party Transactions. There are no business relationships or related party transactions involving the Company or any other person required to be described in the Registration Statement, the Time of Sale Prospectus and the Prospectus that have not been described. Without limiting the generality of the immediately preceding sentence, no relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers or stockholders holding 5% or more of the Company’s outstanding stock on the other hand, that is required to be described in the Registration Statement, the Time of Sale Prospectus and the Prospectus and that is not so described. Since inception, the Company has not, directly or indirectly, extended or maintained credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company in violation of applicable laws, including Section 13(k) of the Exchange Act.

(nn)         Environmental Matters. Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus (i) each of the Company and its subsidiaries is and has been in compliance with, and is not subject to any pending, or to the knowledge of the Company, threatened, costs or liability under, any and all federal, state, local and non-U.S. statutes, laws, rules, regulations, ordinances, codes, other requirements or rules of law (including common law) and judicial or administrative decisions or orders, relating to pollution, the generation, use, handling, transportation, treatment, storage, discharge, disposal or release of hazardous substances, the protection or restoration of the environment, human health and safety, noise or the protection of natural resources, including wildlife, migratory birds, eagles or endangered or threatened species or habitats (collectively, “Environmental Laws”), (ii) neither the Company nor any of its subsidiaries owns, occupies, operates, leases or uses any real property contaminated with Hazardous Substances, (iii) neither the Company nor any of its subsidiaries is conducting or funding any investigation, remediation, remedial action or monitoring of actual or suspected Hazardous Substances in the environment, (iv) neither the Company nor any of its subsidiaries is liable or allegedly liable for any release or threatened release of Hazardous Substances, including at any off-site treatment, storage or disposal site, (v) neither the Company nor any of its subsidiaries, nor to the knowledge of the Company, any principal supplier, manufacturer or contractor of the Company or any of its subsidiaries, is subject to any claim, action, suit, order, demand or notice by any governmental agency or governmental body or person relating to Environmental Laws or Hazardous Substances, (vi) the Company and its subsidiaries have received and are in compliance with all, and have no liability under any, permits, licenses, authorizations, identification numbers or other approvals required under applicable Environmental Laws to conduct their respective businesses, except in each case covered by clauses (i) – (vi) such as would not individually or in the aggregate reasonably be expected to result in a Material Adverse Effect; (b) there are no proceedings that are pending, or to the knowledge of the Company threatened, against the Company or any of its subsidiaries pursuant to any Environmental Laws by a governmental authority, other than such proceedings for which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed; and (c) there are no costs or expenditures (including capital expenditures) under or pursuant to Environmental Laws that would reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Company and its subsidiaries. For purposes of this subsection, “Hazardous Substances” means (A) petroleum and petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and mold, and (B) any other chemical, material or substance defined as toxic or hazardous or as a pollutant, contaminant or waste or words of similar import, or regulated or that can form the basis for liability, under Environmental Laws.

(oo)         Technical Information. All technical information set forth in the Registration Statement, the Time of Sale Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, has been reviewed by the Company or independent consultants to the Company and all such information has, to the extent required, been prepared in accordance with National Instrument 43-101 — Standards for Disclosure for Mineral Projects (“NI 43-101”) by or under the supervision of a qualified person as defined therein and, in the case of the Registration Statement, the U.S. preliminary prospectus and the U.S. Prospectus, in accordance with Items 1300 — 1305 of Regulation S-K under the Exchange Act; the methods used in estimating the Company’s mineral resources are in accordance with accepted mineral resource estimation practices and the assumptions underlying such resource estimates are reasonable and appropriate; the Company has duly filed with the Canadian Securities Commissions or the Commission, as the case may be, all technical reports required by NI 43-101 or Item 1302 of Regulation S-K of the Exchange Act, as applicable,  and all such reports complied at the time thereof in all material respects with the requirements thereof;

(pp)         Interests in Mineral Properties. (i) With respect to any interests in patented mining claims or private lands, in each case in the United States, owned by the Company or its subsidiaries or in which they hold a contractual interest (including through any option agreement or earn-in agreement) (“Patented Claims”), except as set forth in the Registration Statement (excluding the exhibits thereto), the Time of Sale Prospectus and the Prospectus, the Company or its subsidiaries owns or controls the minerals within or extralateral rights derived from, and owns or controls or has other enforceable legal rights to use the surface of, those Patented Claims as is reasonably sufficient to allow the Company to conduct its business as presently conducted or the exploration activities proposed to be conducted by the Company as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and (ii) all interests in unpatented mining claims, concessions, mining leases, leases of occupation, exploitation or extraction rights, participating interests or other property interests or rights or similar rights in the United States (together with the Patented Claims, “U.S. Mining Claims”) that are held by the Company or any of its subsidiaries are in good standing, are valid and enforceable (provided, however, that with respect to each of the unpatented mining claims owned or leased by the Company or any of its subsidiaries (the “Claims”), the Company represents and warrants only that (A) subject to the paramount title of the United States and the rights of third parties to use of the surface, the Company or its subsidiaries hold the possessory interest therein; (B) to the Company’s knowledge the Claims were properly laid out and monumented on available public domain land open to location by mineral location; (C) to the Company’s knowledge location notices or certificates were timely and properly recorded and filed with the appropriate governmental agencies, and all payments required in connection therewith were timely and properly made; (D) all claim maintenance and related fees have been timely paid as required by law in order to hold the Claims; and (E) all affidavits of assessment of work (from and after October 21, 1979), notices of intent to hold, evidence of payment of claim maintenance fees, and other filings required to maintain the Claims in good standing have been timely and properly recorded or filed with the appropriate governmental agencies, and such U.S. Mining Claims are free and clear of any material liens or charges, and no material royalty is payable in respect of any of them, except, in each instance, as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus), or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; there are no expropriations or similar proceedings or any material challenges to title or ownership, actual or threatened, of which the Company or its subsidiaries has received notice against the U.S. Mining Claims or any part thereof; except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, no other mineral title, surface or other rights are necessary for the conduct of the Company’s business as presently conducted or the exploration activities proposed to be conducted by the Company as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus (and subject to the limitations described therein) or the lack of which rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and there are no material restrictions on the ability of the Company and its subsidiaries to use or otherwise exploit any such property rights; except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company or its subsidiaries hold or have a contractual right to acquire all U.S. Mining Claims required by the Company and its subsidiaries to exploit the development potential of the properties of the Company and its subsidiaries for the purposes described in the Registration Statement, the Time of Sale Prospectus and the Prospectus. The Company or its subsidiaries are the holders of all of their respective mineral interests (including mining, exploration or prospecting rights, concessions or licenses, fee interests, or similar interests as applicable in the applicable jurisdiction) located outside of the United States (the “International Mining Claims”), under valid and subsisting title documents, or other recognized and enforceable agreements or instruments, each as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus as being held respectively by them, free and clear of any encumbrances, liens, charges or restrictions, and no material royalty is payable in respect of any such claims, in each case except as set forth in the Registration Statement, the Time of Sale Prospectus and those that would not reasonably be expected to interfere with the exploration of the property or mineral project that is the subject of the International Mining Claims. The Company or its subsidiaries have complied in all material respects with the applicable requirements of the jurisdictions in which the International Mining Claims are located in respect of such claims, including obtaining such licenses and permits, paying such fees and taking such steps as are required to establish and maintain its interest in such claims under applicable rules and regulations, in each case except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(qq)         Controls and Procedures.

(i)          Disclosure Controls and Procedures. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act) that (A) are designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and its principal financial officer by others within those entities; (B) provide for the periodic evaluation of the effectiveness of such disclosure controls and procedures on a quarterly basis; and (C) are effective in all material respects to perform the functions for which they were established.

(ii)         Internal Control Over Financial Reporting and Internal Accounting Controls. The Company maintains (i) effective “internal control over financial reporting” as defined in, and in compliance with, Rules 13a-15 and 15d-15 under the Exchange Act, and (ii) a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(iii)        No Material Weakness in Internal Controls. Since the end of the Company’s most recent audited fiscal year, there has been (A) no material weakness (as defined in Rule 1-02 of Regulation S-X) in the Company’s internal control over financial reporting (whether or not remediated) and (B) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company is not aware of (x) any significant deficiency in the design or operation of its internal control over financial reporting which is reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial data or any material weaknesses in its internal controls since the end of the Company’s most recent audited fiscal year; or (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

(rr)           Off-Balance Sheet Transactions. Except as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, there are no off-balance sheet transactions (including, without limitation, transactions related to, and the existence of, “variable interest entities” within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 810), arrangements, obligations (including contingent obligations), or any other relationships with unconsolidated entities or other persons, that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses.

(ss)          Sarbanes-Oxley. The Company is, and after giving effect to the offering and sale of the Shares will be, in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission promulgated thereunder.

(tt)           Accurate Disclosure. The statements included in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the captions “Certain Material United States Federal Income Tax Consequences to Non-U.S. Holders,” “Certain Canadian Federal Income Tax Considerations,” “Eligibility for Investment,” “Description of Securities,” and “Underwriting” (other than the Underwriters’ Information) and the statements in the Registration Statement under Items 14 and 15 thereof, insofar as such statements contain descriptions of the terms of statutes, rules, regulations or legal or governmental proceedings, or contracts or other documents, are fair and accurate in all material respects.

(uu)         Licenses and Permits. Except as would not, individually or in the aggregate, have a Material Adverse Effect, (i) the Company and its Material Subsidiaries hold, and are operating in compliance with, such permits, licenses, franchises, registrations, exemptions, approvals, authorizations and clearances of any governmental authorities required for the conduct of their business as currently conducted (collectively, the “Permits”), and all such Permits are in full force and effect; and (ii) the Company and its Material Subsidiaries have fulfilled and performed all of their obligations with respect to the Permits, and, to the Company’s knowledge, no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder of any Permit. The Company and its subsidiaries have not received any notification, correspondence or any other written or oral communication, including notification of any pending or, to the Company’s knowledge, threatened claim, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any governmental authority of potential or actual material non-compliance by, or material liability of, the Company or a Material Subsidiary under any Permits. To the Company’s knowledge, there are no facts or circumstances that would reasonably be expected to give rise to any material liability of the Company or a Material Subsidiary under any Permits.

(vv)         Testing-the-Waters Communications. The Company (i) has not engaged in any Testing-the-Waters Communication other than Testing-the-Waters Communications with the consent of the Representative with entities that the Company reasonably believed to be qualified institutional buyers within the meaning of Rule 144A under the Act or institutions that the Company reasonably believed to be accredited investors within the meaning of Rule 501 under the Act or, if the Testing-the-Waters Communications were made in Canada, individuals and entities that have been identified by the Underwriters as being, or that otherwise to the knowledge of the Company are, accredited investors within the meaning of NI 41-101 and (ii) has not authorized anyone other than the Representative to engage in Testing-the-Waters Communications. The Company reconfirms that the Representative have been authorized to act on its behalf in undertaking Testing-the-Waters Communications and has not engaged in any Testing-the-Waters Communications in Canada in the 15 days prior to the date of the Canadian Preliminary Supplement. The Company has not distributed or approved for distribution any Written Testing-the-Waters Communications other than those listed on Schedule III hereto. Each Written Testing-the-Waters Communication listed on Schedule III hereto did not, as of the Applicable Time, and at all times through the completion of the public offer and sale of the Shares will not, include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Time of Sale Prospectus or the Prospectus.

(ww)         No Rating. Neither the Company nor any of its subsidiaries has debt securities or preferred stock that is rated by any “nationally recognized statistical rating organization” (as such term is defined in Section 3(a)(62) of the Exchange Act).

(xx)           No Broker’s Fees. The Company is not a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

(yy)         Canadian Securities Commissions. None of the Canadian Securities Commissions, nor comparable Canadian authority, has issued any order: (i) requiring trading in any of the Company’s securities to cease, (ii) preventing or suspending the use of the Time of Sale Prospectus and the Prospectus, or (iii) preventing the distribution of the Shares in any province or territory of Canada. The Company has not been informed that any such proceedings have been instituted for that purpose and, to the knowledge of the Company, no such proceedings are pending or contemplated.

(zz)           Insolvency. No event of insolvency has occurred in relation to the Company or its subsidiaries, nor is there, nor will there be at the Closing Date, any act which has occurred or, to the best of the Company’s knowledge, is anticipated to occur which is likely to result in an event of insolvency in relation to the Company or its subsidiaries.

(aaa)        Cybersecurity. (i)(x) Except as disclosed in the Registration Statement, the Time of Sale Prospectus and the Prospectus, to the Company’s knowledge, there has been no security breach or other compromise of or relating to any of the Company’s information technology and computer systems, networks, hardware, software, data (including the data of its respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of it), equipment or technology (collectively, “IT Systems and Data”) and (y) the Company has not been notified of, and has no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to its IT Systems and Data, except as would not, in the case of this clause (i), individually or in the aggregate, have a Material Adverse Effect; (ii) the Company is presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, in the case of this clause (ii), individually or in the aggregate, have a Material Adverse Effect; (iii) the Company has implemented and maintained commercially reasonable safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data; and (iv) the Company has implemented commercially reasonable backup and disaster recovery technology consistent with industry standards and practices.

4.            Agreements of the Company. The Company agrees with each Underwriter as follows:

(a)            Amendments and Supplements to Registration Statement. The Company shall not, during such period as the Prospectus is required under the Act to be delivered (whether physically or through compliance with Rule 172 of the Rules and Regulations or any similar rule) (the “Prospectus Delivery Period”) in connection with sales of the Shares by an Underwriter or dealer, amend or supplement the Registration Statement, the Time of Sale Prospectus, the Prospectus or any Written Testing-the-Waters Communications, unless a copy of such amendment or supplement thereof shall first have been submitted to the Representative within a reasonable period of time prior to the filing or, if no filing is required, the use thereof and the Representative shall not have objected thereto in good faith.

(b)            Amendments and Supplements to the Registration Statement, the Time of Sale Prospectus, and the Prospectus and Other Securities Act Matters. If, during the Prospectus Delivery Period, any event or development shall occur or condition exist as a result of which the Time of Sale Prospectus, the Prospectus or any Written Testing-the-Waters Communication as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing or under which they were made, as the case may be, not misleading, or if it shall be necessary to amend or supplement the Time of Sale Prospectus, the Prospectus or any Written Testing-the-Waters Communication in order to make the statements therein, in the light of the circumstances then prevailing or under which they were made, as the case may be, not misleading, or if in the opinion of the Representative it is otherwise necessary to amend or supplement the Registration Statement, the Time of Sale Prospectus, the Prospectus or any Written Testing-the-Waters Communication, or to file a new registration statement containing the Prospectus or supplement the Prospectus, in order to comply with the Act, Canadian Securities Laws, the Rules and Regulations, the Exchange Act or the Exchange Act Rules, including in connection with the delivery of the Prospectus, the Company agrees to (i) promptly notify the Representative of any such event or condition and (ii) promptly prepare (subject to Section 4(a) and 4(f) hereof), file with the Commission and the Canadian Securities Commissions (and use its reasonable best efforts to have any amendment to the Registration Statement or any new registration statement to be declared effective) and furnish at its own expense to the Underwriters (and, if applicable, to dealers), amendments or supplements to the Registration Statement, the Time of Sale Prospectus, the Prospectus or any Written Testing-the-Waters Communication, or any new registration statement, necessary in order to make the statements in the Time of Sale Prospectus, the Prospectus or the applicable Written Testing-the-Waters Communication as so amended or supplemented, in the light of the circumstances then prevailing or under which they were made, as the case may be, not misleading or so that the Registration Statement, the Time of Sale Prospectus, the Prospectus or the applicable Written Testing-the-Waters Communication, as amended or supplemented, will comply with the Act, the Rules and Regulations, the Exchange Act or the Exchange Act Rules, Canadian Securities Laws or any other applicable law.

(c)            Notifications to the Representative. The Company shall notify the Representative promptly and shall confirm such advice in writing, (i) when any post-effective amendment to the Registration Statement has become effective or when a receipt has been issued for any supplement or amendment to any Canadian Prospectus, (ii) of any request by the Commission or the Canadian Securities Commissions for amendments or supplements to the Registration Statement or the Prospectus, including any document incorporated by reference therein, or for additional information, (iii) of the commencement by the Commission, the Canadian Securities Commissions or by any state securities commission of any proceedings for the suspension of the qualification of any of the Shares for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose, including, without limitation, the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (iv) of the happening of any event during the Prospectus Delivery Period that in the judgment of the Company makes any statement of material fact made in the Registration Statement, the Prospectus or any Written Testing-the-Waters Communication misleading (including by omission) or untrue or that requires the making of any changes in the Registration Statement, the Prospectus or any Written Testing-the-Waters Communication in order to make the statements of material fact therein, in light of the circumstances in which they are made, not misleading, (v) of receipt by the Company or any representative of the Company of any other communication from the Commission or the Canadian Securities Commissions relating to the Company, the Registration Statement, any U.S. Preliminary Prospectus, the Canadian Preliminary Supplement, the Prospectus or any Written Testing-the-Waters Communication and (vi) of any distribution of Written Testing-the-Waters Communication by or on behalf of the Company (other than through any Underwriter). If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Company shall use reasonable best efforts to obtain the withdrawal of such order at the earliest possible moment. The Company shall comply with the provisions of and make all requisite filings with the Commission pursuant to Rules 424(b), 430A, 430B and 430C of the Rules and Regulations and notify the Representative promptly of all such filings.

(d)            Executed Registration Statement. The Company shall furnish to the Representative, without charge, for transmittal to each of the other Underwriters, two facsimile signed copies of the Registration Statement and of any post-effective amendment thereto, including financial statements, excluding all exhibits thereto, and shall furnish to the Representative, without charge, for transmittal to each of the other Underwriters, a copy of the Registration Statement and any post-effective amendment thereto, including financial statements.

(e)            Undertakings. The Company shall comply with all the provisions of any undertakings contained and required to be contained in the Registration Statement.

(f)            Permitted Free Writing Prospectuses. The Company represents and agrees that it has not made and, unless it obtains the prior consent of the Representative, will not make, any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 of the Rules and Regulations, required to be filed with the Commission or retained by the Company under Rule 433 of the Rules and Regulations; provided that the prior written consent of the Representative hereto shall be deemed to have been given in respect of the Issuer Free Writing Prospectuses included in Schedule II hereto. Any such free writing prospectus consented to by the Representative is herein referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (i) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and (ii) has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 of the Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping. If at any time following the issuance of an Issuer Free Writing Prospectus there occurs an event or development as a result of which such Issuer Free Writing Prospectus would conflict with the information contained in the Registration Statement relating to the Shares or would include an untrue statement of material fact or would omit to state a material fact necessary in order to make the statements therein, in light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly notify the Representative and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement, or omission. The Company represents that it has satisfied the conditions in Rule 433 to avoid a requirement to file with the Commission any electronic road show.

(g)            U.S. Prospectus. The Company shall prepare the U.S. Prospectus in a form approved by the Representative and shall file such U.S. Prospectus with the Commission pursuant to Rule 424(b) of the Rules and Regulations with a filing date not later than the second business day following the execution and delivery of this Agreement. Promptly after the date hereof, and thereafter from time to time, the Company shall deliver to each of the Underwriters, without charge, as many copies of the U.S. Prospectus and any amendment or supplement thereto as the Representative may reasonably request. The Company consents to the use of the U.S. Prospectus and any amendment or supplement thereto by the Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for any period of time thereafter during the Prospectus Delivery Period. If, during the Prospectus Delivery Period any event shall occur that in the judgment of the Company or counsel to the Underwriters should be set forth in the U.S. Prospectus in order to make any statement of a material fact therein, in the light of the circumstances under which it was made, not misleading (including by omission), or if it is necessary to supplement or amend the U.S. Prospectus to comply with law, the Company shall forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and shall deliver to each of the Underwriters, without charge, such number of copies thereof as the Representative may reasonably request.

(h)            Canadian Prospectus. The Company shall prepare the Canadian Prospectus Supplement in a form approved by the Representative and shall file with the BCSC and the other Canadian Securities Commissions with a filing date not later than the second business day following the execution and delivery of this Agreement. Promptly after the date hereof, and thereafter from time to time, the Company shall deliver to each of the Underwriters, without charge, as many copies of the Canadian Prospectus and any amendment or supplement thereto as the Representative may reasonably request. The Company consents to the use of the Canadian Prospectus and any amendment or supplement thereto by the Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for any period of time thereafter during the Prospectus Delivery Period. If, during the Prospectus Delivery Period any event shall occur that in the judgment of the Company or counsel to the Underwriters should be set forth in the Canadian Prospectus in order to make any statement therein, in the light of the circumstances under which it was made, not misleading (including by omission), or if it is necessary to supplement or amend the Canadian Prospectus to comply with law, the Company shall forthwith prepare and duly file with the BCSC and the other Canadian Securities Commissions an appropriate supplement or amendment thereto, and shall deliver to each of the Underwriters, without charge, such number of copies thereof as the Representative may reasonably request.

(i)             Canadian Marketing Materials. During the distribution of the Shares: (i) to prepare, in consultation with the Representative, any “marketing materials” (as such term is defined in NI 41-101) (“Canadian Marketing Materials”), including any template version thereof, to be provided to potential investors in the Shares, and approve in writing any such Canadian Marketing Materials (including any template version thereof), as may reasonably be requested by the Underwriters, such marketing materials to comply with Canadian Securities Laws and to be acceptable in form and substance to the Company and the Underwriters and their respective counsel, acting reasonably; and (ii) the Representative shall, on behalf of the Underwriters, approve in writing any such Canadian Marketing Materials, as contemplated by Canadian Securities Laws and shall not use any such Canadian Marketing Materials until such time as the Company confirms in writing that such Canadian Marketing Materials have been approved.

(j)             The Company and each Underwriter, on a several basis, covenants and agrees that, during the distribution of the Shares, it will not provide any potential investor with any materials or information in relation to the distribution of the Shares or the Company other than the Prospectuses and any amendments or supplements thereto in accordance with this Agreement or materials prepared in accordance with Section 4(i), provided that: (A) any such materials that constitute marketing materials have been approved and delivered in accordance with Section 4(i); and (B) any such materials that constitute standard term sheets have been approved in writing by the Company and the Representative and are provided in compliance with Canadian Securities Laws.

(k)            Notwithstanding Section 4(i) and 4(j), following the approval and delivery of a template version of marketing materials in accordance with Section 4(i), the Underwriters may provide a “limited-use version” (as such term is defined in NI 41-101) of such template version to potential investors in the Shares in accordance with Canadian Securities Laws.

(l)             Compliance with Blue Sky Laws. Prior to any public offering of the Shares by the Underwriters, the Company shall cooperate with the Representative and counsel to the Underwriters in connection with the registration or qualification (or the obtaining of exemptions from the application thereof) of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative may request, including, without limitation, the provinces and territories of Canada and other jurisdictions outside of the United States in which the Underwriters will make offers or sales of the Shares; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

(m)           Delivery of Financial Statements. During the period of two years commencing on the date hereof, the Company shall furnish to the Representative and each other Underwriter who may so request copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Representative and each other Underwriter who may so request a copy of each annual or other report it shall be required to file with the Commission; provided, however, that electronically transmitted copies filed with the Commission pursuant to EDGAR or the Canadian Securities Commissions pursuant to SEDAR+ shall satisfy the Company’s obligation to furnish copies hereunder.

(n)            Availability of Earnings Statements. The Company shall make generally available to holders of its securities as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the most recent effective date occurs in accordance with Rule 158 of the Rules and Regulations, an earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months ended commencing after the effective date of the Registration Statement, and satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

(o)            Payment of Expenses. Whether or not any of the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid, or reimburse if paid by the Representative, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to: (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares and any Stamp Tax or other taxes payable in connection therewith, (ii) the costs incident to the preparation, printing and filing under the Act of the Registration Statement and exhibits to it, each preliminary prospectus, each Permitted Free Writing Prospectus, the Time of Sale Prospectus, the Prospectus, the Canadian Prospectus, each Written Testing-the-Waters Communications, if any, and any amendment or supplement to the Registration Statement, the Prospectus or any Written Testing-the-Waters Communication, and the distribution thereof, (iii) the costs of preparing, printing and delivering certificates representing the Shares, if any, (iv) the costs of producing and delivering this Agreement, the Agreement Among Underwriters and any other related documents in connection with the offering, purchase, sale and delivery of the Shares, (v) the costs of furnishing (including costs of shipping, mailing and courier) such copies of the Registration Statement, the Prospectus, the Canadian Prospectus, any preliminary prospectus, any Permitted Free Writing Prospectus and any Written Testing-the-Waters Communication, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold, (vi) the costs, fees and expenses of listing the Shares on the NYSE American and the TSX, (vii) the filing fees incident to, and the fees and disbursements of counsel to the Underwriters in connection with, the review by FINRA of the terms of the sale of the Shares, (viii) the fees and expenses incident to the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 4(l) hereof and the securities laws of Canada, including the fees, disbursements and other charges of counsel to the Underwriters in connection therewith, and, if requested by the Representative, the preparation and printing of preliminary, supplemental and final Blue Sky memoranda; provided, however, that the Company shall not be required to pay or reimburse the Underwriters for fees and disbursements of counsel to the Underwriters in excess of an aggregate of $30,000 in connection with clauses (vii) and (viii), (ix) the fees and expenses of counsel to the Company, (x) the costs and charges of DTC and the transfer agent for the Shares, (xi) the fees and expenses of the Accountants, (xii) the costs and expenses of the Company relating to investor presentations on any “road show” or any Testing-the-Waters Communication, undertaken in connection with the marketing of the Shares, including, without limitation, all costs and expenses associated with any electronic road show, travel and lodging expenses of the officers, employees, agents and other Representative of the Company and consultants engaged in connection with investor presentations, and the cost of any aircraft and other transportation chartered in connection with the road show (provided, that the Company shall pay 50% of the cost of any such aircraft and the Underwriters shall pay 50% of the cost of any such aircraft), and (xiii) all fees, costs and expenses for consultants used by the Company in connection with the offering. All payments to be made by the Company hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received by the Underwriters after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made. Except as provided in this Section 4(o) and in Section 4(p), the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel.

(p)            Reimbursement of Expenses upon Termination of Agreement. If this Agreement shall be terminated by the Company pursuant to any of the provisions hereof or if for any reason the Company shall be unable to perform its obligations or to fulfill any conditions hereunder or if the Underwriters shall terminate this Agreement pursuant to Section 7 hereof, the Company shall reimburse the Underwriters for all documented out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Underwriters) reasonably incurred by them in connection herewith; provided, however, that the Company shall not be obligated to reimburse the expenses of any defaulting Underwriter under Section 8 hereof.

(q)            No Stabilization or Manipulation. The Company shall not at any time, directly or indirectly, take any action intended to cause or result in, or which might reasonably be expected to cause or result in, or which will constitute, stabilization or manipulation, under the Act or Canadian Securities Laws or otherwise, of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

(r)            Use of Proceeds. The Company shall apply the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Time of Sale Prospectus and the Prospectus under “Use of Proceeds” and shall file such reports with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Act.

(s)            Lock-Up Agreements of Company, Management, Directors and Affiliates. The Company shall not, for a period of 90 days after the date of the Prospectus (the “Lock-Up Period”), without the prior written consent of the Representative (which consent may be withheld in their sole discretion), (1) offer, sell, pledge, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition), directly or indirectly, or file with the Commission a registration statement under the Act to register, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or warrants or other rights to acquire shares of Common Stock or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic benefits or risks of ownership of such shares of Common Stock, securities, warrants or other rights to acquire Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, or publicly disclose the intention to enter into any transaction described in clause (1) or (2) above. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option, right or warrant, the vesting of restricted stock units or other awards granted pursuant to employee benefit plans of the Company referred to in the Registration Statement or the conversion of a security outstanding on the date hereof and referred to in the Registration Statement, Time of Sale Prospectus and the Prospectus, (C) any shares of Common Stock issued or options to purchase Common Stock or other awards granted pursuant to employee benefit plans of the Company referred to in the Registration Statement, Time of Sale Prospectus and the Prospectus, (D) the filing of a registration statement on Form S-8 relating to Common Stock granted pursuant to employee benefit plans of the Company referred to in the Registration Statement, Time of Sale Prospectus and the Prospectus, (E) Common Stock or any securities convertible into, or exercisable, or exchangeable for, Common Stock issued, sold or delivered in connection with any acquisition or strategic investment (including any joint venture, strategic alliance or partnership) as long as (x) the aggregate number of Common Stock issued or issuable does not exceed 2% of the number of Common Stock outstanding immediately after the completion of the offering of the Common Stock contemplated herein, and (y) each recipient of any such shares or other securities executes a lock-up agreement restricting the resale of such securities in the form executed by each of the executive officers and directors of the Company for the remainder of the 90-day restricted period contemplated thereby, (F) facilitating the establishment of a trading plan on behalf of a shareholder, officer or director of the Company pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Common Stock, provided that (i) such plan does not provide for the transfer of Common Stock during the Lock-Up Period and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Common Stock may be made under such plan during the Lock-Up Period and (G) the issuance of shares by us to Ma’aden in connection with its top-up right as described in the Time of Sale Prospectus and the Prospectus. The Company has caused each of its officers and directors to enter into agreements with the Representative in the form set forth in Exhibit A.

(t)            Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Shares in the United States and Canada.

(u)            Stock Exchange Listing. The Company shall use its best efforts to maintain the listing of the Shares on the NYSE American and on the TSX, and to file with such exchanges all documents and notices required by such exchanges of issuers that have securities that are listed on such exchanges.

5.             Conditions of the Obligations of the Underwriters. The obligation of each Underwriter to purchase the Firm Shares on the Closing Date or any Option Shares on the Option Closing Date, as the case may be, as provided herein is subject to the accuracy of the representations and warranties of the Company, the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions:

(a)            Prospectus Filings. All filings made pursuant to Rules 424, 430A, 430B or 430C of the Rules and Regulations, as applicable, shall have been made or will be made prior to the Closing Date in accordance with all such applicable rules.

(b)            No Stop Orders, Requests for Information and No Amendments. (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or, to the knowledge of the Company, shall be threatened by the Commission, (ii) no order suspending the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or, to the knowledge of the Company, threatened or contemplated by the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or the Canadian Securities Commissions or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or the Canadian Securities Commissions or such authorities, as applicable and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Representative and the Representative did not object thereto in good faith, and the Representative shall have received certificates, dated the Closing Date and any Option Closing Date and signed by the Chief Executive Officer or the Chairman of the Board of Directors and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i), (ii) and (iii).

(c)            No Material Adverse Changes. Since the respective dates as of which information is given in the Registration Statement, the Time of Sale Prospectus and the Prospectus, except as set forth in the Registration Statement, the Time of Sale Prospectus and the Prospectus (i) there shall not have been a Material Adverse Change, (ii) the Company shall not have incurred any material liabilities or obligations, direct or contingent, (iii) the Company shall not have entered into any material transactions not in the ordinary course of business other than pursuant to this Agreement and the transactions referred to herein, (iv) the Company shall not have issued any securities (other than the Shares) or declared or paid any dividend or made any distribution in respect of its capital stock of any class or debt (long-term or short-term), and (v) no material amount of the assets of the Company shall have been pledged, mortgaged or otherwise encumbered.

(d)            No Actions, Suits or Proceedings. Since the respective dates as of which information is given in the Registration Statement, the Time of Sale Prospectus and the Prospectus, there shall have been no actions, suits or proceedings instituted, or to the Company’s knowledge, threatened against, the Company, its subsidiaries or any of their respective officers in their capacity as such, before or by any federal, provincial, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, except where the actions, suits or proceedings would not, individually or in the aggregate, have a Material Adverse Effect.

(e)            All Representations True and Correct and All Conditions Fulfilled. Each of the representations and warranties of the Company contained herein shall be true and correct at the Closing Date as if made at the Closing Date and any Option Closing Date, as the case may be, and all covenants and agreements contained herein to be performed by the Company and all conditions contained herein to be fulfilled or complied with by the Company at or prior to the Closing Date and any Option Closing Date, shall have been duly performed, fulfilled or complied with.

(f)             Opinions of Counsel to the Company. The Representative shall have received the opinions and letters, each dated the Closing Date and any Option Closing Date, as the case may be, reasonably satisfactory in form and substance to counsel for the Underwriters, from (i) Dorsey & Whitney LLP, U.S. counsel to the Company, to the effect set forth in Exhibit B and (ii) Stikeman Elliot LLP, Canadian counsel to the Company, to the effect set forth in Exhibit C.

(g)            Opinion of Counsel to the Underwriters. The Representative shall have received (i) an opinion and negative assurance letter, each dated the Closing Date and any Option Closing Date, from Paul, Weiss, Rifkind, Wharton & Garrison LLP, U.S. counsel to the Underwriters, and (ii) an opinion, dated the Closing Date and any Option Closing Date, from Bennett Jones LLP, Canadian counsel to the Underwriters, in each case with respect to the Registration Statement, the Prospectus and this Agreement, which opinions and letters shall each be satisfactory in all respects to the Representative.

(h)            Title Opinions. The Representative shall have received favorable title opinions, each dated the Closing Date and any Option Closing Date, from Pierson Ferdinand with respect to the Company’s title to and ownership of the mining claims in respect of the Santa Cruz Project.

(i)             Accountants’ Comfort Letter. On the date of this Agreement, the Representative shall have received from the Accountants a letter dated the date of its delivery, addressed to the Underwriters (or to the Representative on behalf of the Underwriters), in form and substance reasonably satisfactory to the Representative, containing statements and information of the type ordinarily included in accountant’s “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the Time of Sale Prospectus and the Prospectus. At the Closing Date and any Option Closing Date, as the case may be, the Representative shall have received from the Accountants a letter dated such date, in form and substance reasonably satisfactory to the Representative, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to the preceding sentence and have conducted additional procedures with respect to certain financial figures included or incorporated by reference in the Prospectus, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Closing Date or any Option Closing Date, as the case may be.

(j)            Officers’ Certificates. At the Closing Date and any Option Closing Date, as the case may be, there shall be furnished to the Representative an accurate certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Representative, to the effect that:

(i)	each signer of such certificate has examined the Registration Statement, Time of Sale Prospectus and the Prospectus;

(ii)	since the respective dates as of which information is given in the Registration Statement, the Time of Sale Prospectus and the Prospectus there has not been a Material Adverse Change;

(iii)	each of the representations and warranties of the Company and its subsidiaries contained in this Agreement are, at the time such certificate is delivered, true and correct; and

(iv)	each of the covenants required herein to be performed by the Company on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the delivery of such certificate has been duly, timely and fully complied with.

(k)            Stock Exchange Listing. The Shares shall have been (i) duly authorized for listing or quotation on the NYSE American, subject only to notice of issuance and (ii) conditionally approved for listing and posting for trading on the TSX and bulletins shall have been issued by the TSX outlining the effective listing of the Shares prior to the Closing Date or the Option Closing Date, as the case may be, subject only to the satisfaction by the Company of customary conditions imposed by the TSX in similar circumstances.

(l)            Lock-Up Agreements. At the date of this Agreement, the Representative shall have received the executed “lock-up” agreements referred to in Section 4(s) hereof from the Company’s officers and directors.

(m)            Company Certificates. The Company shall have furnished to the Representative such certificates, in addition to those specifically mentioned herein, as the Representative may have reasonably requested as to the accuracy and completeness at the Closing Date and any Option Closing Date of any statement in the Registration Statement, the Time of Sale Prospectus, the Prospectus or any Written Testing-the-Waters Communication, as to the accuracy at the Closing Date and any Option Closing Date of the representations and warranties of the Company herein, as to the performance by the Company of its obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Underwriters.

(n)            No Objection. FINRA has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements relating to the offering of the Shares.

If any of the conditions hereinabove provided for in this Section 5 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representative by notifying the Company of such termination in writing at or prior to the Closing Date or any Option Closing Date, as the case may be.

6.             Indemnification.

(a)            Indemnification of the Underwriters. The Company shall indemnify and hold harmless each Underwriter, its affiliates, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), to which they, or any of them, may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rules 430A, 430B or 430C, as applicable or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, any preliminary prospectus supplement, any Issuer Free Writing Prospectus, Time of Sale Prospectus, Canadian Preliminary Supplement, the Prospectus or any Written Testing-the-Waters Communication (or any amendment or supplement to any of the foregoing) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) any untrue statement or alleged untrue statement of a material fact contained in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Shares, including any road show or investor presentations made to investors by the Company (whether in person or electronically) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Shares in the public offering to any person by an Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with Underwriters’ Information. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

(b)            Indemnification of the Company. Each Underwriter shall, severally and not jointly, indemnify and hold harmless the Company, its affiliates, directors, officers and employees and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with Underwriters’ Information. This indemnity will be in addition to any liability that each Underwriter might otherwise have.

(c)            Indemnification Procedures. Any party that proposes to assert the right to be indemnified under this Section 6 shall, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 6, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party under the foregoing provisions of this Section 6 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) the indemnified party has reasonably concluded that a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel shall be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such reasonable fees, disbursements and other charges shall be reimbursed by the indemnifying party promptly as they are incurred upon receipt of documented notice thereof. An indemnifying party shall not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld or delayed). No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 6 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. Notwithstanding the foregoing, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a) effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 45 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(d)            Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 6 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or the Underwriters, the Company and the Underwriters shall contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Underwriters, such as persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company and the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or Representative on behalf of the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation or by any other method of allocation (even if the Underwriters were treated as one entity for such purpose) which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 6(d) shall be deemed to include, for purpose of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions received by it, and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligation to contribute as provided in this Section 6(d) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 6(d), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each director of the Company and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, and each affiliate, director, officer or employee of any Underwriter will have the same rights to contribution as such Underwriter, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 6(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 6(d). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

(e)            Survival. The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters, (ii) acceptance of any of the Shares and payment therefor or (iii) any termination of this Agreement.

7.            Termination. The obligations of the several Underwriters under this Agreement may be terminated at any time prior to the Closing Date (or, with respect to the Option Shares, on or prior to any Option Closing Date), by notice to the Company from the Representative, without liability on the part of any Underwriter to the Company, if, prior to delivery and payment for the Firm Shares (or the Option Shares, as the case may be), in the sole judgment of the Representative, any of the following shall occur:

(a)            trading of any securities of the Company shall have been suspended or limited on the NYSE American or the TSX;

(b)            trading generally shall have been suspended or limited on or by, as the case may be, any “national securities exchange” (as defined in the Exchange Act), or minimum or maximum prices shall have been generally established on any such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by any such exchange or by order of the Commission, any Canadian Securities Commission or any court or other governmental authority;

(c)            a general banking moratorium shall have been declared by any of United States federal, New York or New York authorities or by Canadian federal authorities;

(d)            the United States or Canada shall have become engaged in new hostilities, there shall have been an escalation in hostilities involving the United States or Canada or there shall have been a declaration of a national emergency or war by the United States or Canada or there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States or Canada shall be such), or any other calamity or crisis shall have occurred, the effect of any of which is such as to make it impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus;

(e)            the Company shall have sustained a loss material or substantial to the Company by reason of flood, fire, accident, hurricane, earthquake, theft, sabotage, natural disaster, disease outbreak or other calamity or malicious act, whether or not such loss shall have been insured, the effect of any of which is such as to make it impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus; or

(f)             there shall have been a Material Adverse Change.

8.            Substitution of Underwriters. If any one or more of the Underwriters shall fail or refuse to purchase any of the Firm Shares which it or they have agreed to purchase hereunder, and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Firm Shares, the other Underwriters shall be obligated, severally, to purchase the Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase, in the proportions which the number of Firm Shares which they have respectively agreed to purchase pursuant to Section 1 hereof bears to the aggregate number of Firm Shares which all such non-defaulting Underwriters have so agreed to purchase, or in such other proportions as the Representative may specify; provided that in no event shall the maximum number of Firm Shares which any Underwriter has become obligated to purchase pursuant to Section 1 hereof be increased pursuant to this Section 8 by more than one-tenth of the number of Firm Shares agreed to be purchased by such Underwriter without the prior written consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase any Firm Shares and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds one-tenth of the aggregate number of the Firm Shares and arrangements satisfactory to the Company and the Representative for the purchase of such Firm Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, or the Company for the purchase or sale of any Shares under this Agreement. In any such case either the Representative or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken pursuant to this Section 8 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

9.             Miscellaneous.

(a)            Notices. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed, hand delivered or telecopied (a) if to the Company, at the office of the Company, 450 E. Rio Salado Parkway, Suite 130, Tempe, Arizona 85281, Attention: Cassandra Joseph; Email: Cassandra@ivnelectric.com or (b) if to the Underwriters, c/o BMO Capital Markets Corp., 151 W 42nd St., New York, New York 10036, Attention: Legal Department (Fax: (212) 702-1205; Email: bmoprospectus@bmo.com). Any such notice shall be effective only upon receipt.

(b)            No Third Party Beneficiaries. This Agreement has been and is made solely for the benefit of the several Underwriters, the Company and to the extent provided in Section 6 hereof, the controlling persons, affiliates, directors, officers, and employees, referred to in Section 6 hereof, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” as used in this Agreement shall not include a purchaser of Shares from the Underwriters in his, her or its capacity as such a purchaser.

(c)            Survival of Representations and Warranties. All representations, warranties and agreements of the Company contained herein or in certificates or other instruments delivered pursuant hereto shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any of their controlling persons and shall survive delivery of and payment for the Shares hereunder.

(d)            Disclaimer of Fiduciary Relationship. The Company acknowledges and agrees that (i) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the Underwriters, on the other hand, (ii) in connection with the offering contemplated by this Agreement and the process leading to such transaction, each of the Underwriters is and has been acting solely as a principal and is not the agent or fiduciary of the Company or its securityholders, creditors, employees or any other party, (iii) none of the Underwriters has assumed nor will it assume any advisory or fiduciary responsibility in favor of the Company with respect to the offering of the Shares contemplated by this Agreement or the process leading thereto (irrespective of whether any Underwriter or its affiliates has advised or is currently advising the Company on other matters) and the Underwriters have no obligation to the Company with respect to the offering of the Shares contemplated by this Agreement except the obligations expressly set forth in this Agreement, (iv) each of the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated by this Agreement and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

(e)            Recognition of U.S. Special Resolution Regimes. In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any interest and obligation in or under this Agreement, were governed by the laws of the United States or a state of the United States. In the event that any Underwriter that is a Covered Entity or a Covered Affiliate of any such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States. As used in this section: (i) “Covered Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); (ii) “Covered Entity” means any of the following: (A) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b), (B) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b) or (C) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); (iii) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and (iv) “U.S. Special Resolution Regime” means each of (i) the U.S. Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

(f)            Actions of the Representative. Any action by the Underwriters hereunder may be taken by the Representative on behalf of the Underwriters, and any such action taken by the Representative shall be binding upon the Underwriters.

(g)            Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. Each, party hereto hereby irrevocably submits for purposes of any action arising from this Agreement brought by the other party hereto to the jurisdiction of the courts of New York State located in the Borough of Manhattan and the U.S. District Court for the Southern District of New York.

(h)            Counterparts. This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(i)             Survival of Provisions Upon Invalidity of Any Single Provision. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(j)             Waiver of Jury Trial. The Company and the Underwriters each hereby irrevocably waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

(k)            Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience and reference only and are not to be considered in construing this Agreement.

(l)             Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. This Agreement may not be amended or otherwise modified or any provision hereof waived except by an instrument in writing signed by the Representative and the Company.

[Signature page follows]

Please confirm that the foregoing correctly sets forth the agreement between the Company and the several Underwriters.

Very truly yours,

Ivanhoe Electric Inc.

By:	/s/ Taylor Melvin
Name: Taylor Melvin
Title: President & CEO

[Signature page to Underwriting Agreement]

Confirmed as of the date first above mentioned:

BMO Capital Markets Corp.

Acting on behalf of itself and as Representative of the several Underwriters named in Schedule I hereof

BMO Capital Markets Corp.

By:	/s/ Brad Pavelka
Name: Brad Pavelka
Title: Managing Director

[Signature page to Underwriting Agreement]

Schedule I

Underwriter	Number of Firm Shares
BMO Capital Markets Corp.	5,000,000
J.P. Morgan Securities LLC	2,000,000
National Bank Financial Inc.	2,000,000
Raymond James Ltd.	500,000
Scotia Capital Inc.	500,000
Total	10,000,000

S-I-1

Schedule II

ISSUER FREE WRITING PROSPECTUSES:

None.

S-II-1

Schedule III

WRITTEN TESTING-THE-WATERS COMMUNICATIONS:

None.

S-III-1

Schedule IV

Number of Firm Shares: 10,000,000

Price to Public: $15.00 per Share

Purchase Price: $14.40 per Share

S-IV-1

Schedule V

MATERIAL SUBSIDIARIES:

Mesa Cobre Holding Corporation

Computational Geosciences Inc.

Tintic Copper & Gold Inc

Geo27, Inc.

Ivanhoe Electric (BVI) Inc.

VRB Energy Inc.

Ivanhoe Electric MENA Holdings Ltd.

S-V-1

EXHIBIT A

October ____, 2025

BMO Capital Markets Corp.

As Representative of the Several Underwriters

c/o BMO Capital Markets Corp.

151 W 42nd St.

New York, New York 10036

Ladies and Gentlemen:

In consideration of the agreement of the several underwriters (the “Underwriters”), for which BMO Capital Markets Corp. intends to act as Representative, to underwrite a proposed public offering (the “Offering”) of shares of common stock, par value $0.0001 per share (the “Stock”), of Ivanhoe Electric Inc., a Delaware corporation (the “Company”), the undersigned hereby irrevocably agrees that the undersigned shall not, and shall not cause any direct or indirect affiliate to, for a period (the “Lock-Up Period”) beginning on the date of this Lock-Up Agreement and ending 90 days after the date of the final prospectus supplement for the Offering (the “Prospectus”), without the prior written consent of the Representative (which consent may be withheld in their sole discretion), (1) offer, sell, pledge, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition), or require the Company to file with the Securities and Exchange Commission a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), to register, or a prospectus with securities commissions or other securities regulatory authorities in any provinces or territories of Canada in respect of, any shares of Stock or any securities convertible into or exercisable or exchangeable for Stock or warrants or other rights to acquire shares of Stock of which the undersigned is now, or may in the future become, the beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (such shares, securities, warrants or rights collectively, the “Restricted Securities”), (2) enter into any hedging, swap or other derivatives transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic benefits or risks of ownership of such Restricted Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Stock or other securities, in cash or otherwise, or (3) publicly disclose the intention to enter into any transaction described in clause (1) or (2) above. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of Restricted Securities owned either of record or beneficially by the undersigned except in compliance with the foregoing restrictions. Any securities of the Company acquired by the undersigned in the Offering (including, without limitation, in any issuer-directed share program) will also be Restricted Securities subject to this Lock-Up Agreement.

The foregoing restrictions shall not apply to: (i) transfers of Restricted Securities as a bona fide gift or gifts by the undersigned; (ii) transfers or dispositions of Restricted Securities to any trust for the direct or indirect benefit of the undersigned or any member of the immediate family of the undersigned; (iii) transfers or dispositions of Restricted Securities to any of the undersigned’s affiliates (within the meaning set forth in Rule 405 under the Securities Act), limited partners, general partners, limited liability company members or stockholders; (iv) transfers of Restricted Securities by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned; (v) transfers or dispositions of shares of Stock acquired by the undersigned in open market purchases after the completion of the Offering; (vi) entry by the undersigned into any trading plan established pursuant to Rule 10b5-1 under the Exchange Act; (vii) the exercise of stock options granted pursuant to the Company’s equity incentive plans (including by “net” or “cashless exercise”) or warrants that are described in the Prospectus; provided that such restrictions shall apply to any of the undersigned’s Restricted Securities issued upon such exercise; (viii) the transfer of shares of Restricted Securities from the undersigned to the Company (or the purchase and cancellation of same by the Company) upon a vesting event of the Company’s securities or upon the exercise of options to purchase shares of Stock of the Company by the undersigned, in each case on a “cashless” or “net exercise” basis, or to cover tax withholding obligations of the undersigned in connection with such vesting or exercise; provided that any public filing or public announcement under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Stock of the Company, or otherwise, required or voluntarily made during the Lock-Up Period shall clearly indicate in the footnotes thereto or comments section thereof that such transfer was made pursuant to the circumstances described in this clause; (ix) transfers of Stock or any securities convertible into or exercisable or exchangeable for Stock pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of the Company’s capital stock involving a Change of Control of the Company, provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the undersigned’s Restricted Securities shall remain subject to the restrictions contained in this Lock-Up Agreement; or (x) transfers of Stock or any securities convertible into or exercisable or exchangeable for Stock by operation of law to a spouse, former spouse, domestic partner, former domestic partner, child or other dependent pursuant to a qualified domestic order or in connection with a divorce settlement; provided that any public filing or public announcement under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Stock of the Company, or otherwise, required or voluntarily made during the Lock-Up Period shall clearly indicate in the footnotes thereto or comments section thereof that such transfer was made pursuant to the circumstances described in this clause; provided, however, that (a) in the case of (i), (ii), (iii), (iv) or (x) above, it shall be a condition to the transfer or disposition that the donee, trustee, heir, distributee or other transferee, as the case may be, agrees to be bound in writing to the restrictions set forth herein during the Lock-Up Period; (b) any transfer or disposition pursuant to (i), (ii), (iii) or (iv) above shall not involve a disposition for value; (c) in the case of a transfer or distribution pursuant to (i), (ii), (iii) or (v) above, no filing by the undersigned or any other party under the Exchange Act or any of the securities laws (including rules, regulations, policy statements or other such instruments or rulings) of each of the provinces and territories of Canada (collectively, “Canadian Securities Laws”) or other public announcement shall be required or made voluntarily during the Lock-Up Period in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the Lock-Up Period or any filing required under Section 13 under the Exchange Act after the expiration of the Lock-Up Period if the undersigned is not an officer or director of the Company, so long as such required filing includes a reasonably detailed explanation of such transfer or distribution); and (d) in the case of (vi) above, such trading plan does not provide for any sales or other dispositions of Restricted Securities during the Lock-Up Period and no public announcement or filing under the Exchange Act or otherwise is made by or on behalf of the undersigned or the Company regarding the establishment of, or sales under, such plan during the Lock-Up Period. For the purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage, domestic partnership or adoption, not more remote than first cousin. For purposes of clause (ix) of this paragraph, “Change of Control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), after the closing of this Offering, to a person or group of affiliated persons, of the Company’s voting securities if, after such transfer, such person or group of affiliated persons would hold shares having more than 50% of the voting power of all outstanding voting shares of the Company (or the surviving entity).

If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing restrictions shall be equally applicable to any issuer-directed shares of Stock the undersigned may purchase in the Offering.

With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act or Canadian Securities Laws of any shares of Stock owned either of record or beneficially by the undersigned, including rights to receive notice of the Offering. In addition, the undersigned hereby irrevocably waives any and all rights to any antidilution adjustments, preemptive rights, participation rights, resale rights, rights of first refusal and similar rights that the undersigned may have in connection with the Offering, except for any such rights as have been heretofore duly exercised.

This Lock-Up Agreement shall automatically terminate and become null and void (i) at such time as the Representative, on the one hand, or the Company, on the other hand, advises the other in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the Offering, (ii) upon the termination of the Underwriting Agreement before the closing of the Offering, or (iii) on November 6, 2025, if the Offering shall not have closed by such date; provided, however, that the Representative or the Company may, by written notice to the undersigned prior to such date, extend such date for a period of up to 30 additional days.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned. The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Offering in reliance upon this Lock-Up Agreement.

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Offering and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Underwriters may provide certain Regulation Best Interest and Form CRS disclosures or other related documentation to the undersigned in connection with the Offering, the Underwriters are not making a recommendation to the undersigned to participate in the Offering or sell any shares of Stock at the price determined in the Offering, and nothing set forth in such disclosures or documentation is intended to suggest that any Underwriter is making such a recommendation.

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This Lock-Up Agreement and any claim, controversy or dispute arising under or related to this Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such state.

Very truly yours,

Name of Officer, Director or Security Holder (Print exact name)

By:
Signature

If not signing in an individual capacity:

Name of Authorized Signatory (Print)

Title of Authorized Signatory (Print)

(indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)

EXHIBIT B

Form of Opinion of

U.S. Counsel to the Company

1.            The Company is a corporation validly existing and in good standing under the laws of the State of Delaware and has full corporate power to conduct its business as described in the Registration Statement, the U.S. Time of Sale Prospectus and the U.S. Prospectus.

2.            The Shares have been duly authorized by the Company and, when issued and delivered against payment therefor in accordance with the Underwriting Agreement, will be validly issued, fully paid and nonassessable, and the issuance of the Shares will not be subject to any preemptive or similar rights under (a) the Delaware General Corporation Law, (b) the certificate of incorporation or by-laws of the Company, or (c) except as described in the Registration Statement, the U.S. Time of Sale Prospectus and the U.S. Prospectus, any agreement listed on Schedule I to such opinion.

3.            No consent, approval, authorization or order of, or other action by, or notice or filing with, any governmental authority or regulatory body of the State of New York or the United States of America, that has not been obtained or made is required in connection with the authorization, issuance and sale of the Shares by the Company, the execution and delivery by the Company of the Underwriting Agreement or the performance by the Company of its obligations thereunder, except as have been obtained under the Securities Act of 1933, as amended, and as may be required under state securities or “Blue Sky” laws in connection with the offer and sale by the Underwriters of the Shares.

4.            The statements made in each of the Registration Statement, the U.S. Time of Sale Prospectus and the U.S. Prospectus under the caption “Description of Securities,” insofar as they constitute summaries of the terms of the Shares, constitute accurate summaries of the Shares in all material respects.

5.            The statements made in each of the U.S. Time of Sale Prospectus and the U.S. Prospectus under the caption “Certain Material United States Federal Income Tax Consequences to Non-U.S. Holders,” insofar as such statements constitute summaries of United States federal law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

6.            The Company has full corporate power and authority to enter into and perform the obligations under the Underwriting Agreement, and the Underwriting Agreement has been duly authorized, executed and delivered by the Company.

7.            The execution and delivery by the Company of the Underwriting Agreement does not, and the performance by the Company of its obligations thereunder, including the issuance and sale of the Shares, do not and will not (a) violate the certificate of incorporation or bylaws of the Company, (b) result in a breach or default under any agreement set forth in Schedule I to such opinion or (c) result in a violation under federal laws of the United States (other than any federal securities laws), the laws of the State of New York or the Delaware General Corporation Law.

8.            The Company is not, and, after giving effect to the issuance and sale by the Company of the Shares and the application of the proceeds therefrom as described in the U.S. Time of Sale Prospectus, will not be required to register as an “investment company” within the meaning of and subject to regulation under the Investment Company Act of 1940, as amended.

9.            The Registration Statement has become effective under the Securities Act and no order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or is pending or, to the knowledge of such counsel, threatened.

10.           Each of the Registration Statement, as of the date it became effective under the Securities Act, the U.S. Time of Sale Prospectus, as of the Applicable Time, and the U.S. Prospectus, as of its date, appeared, on its face, to be appropriately responsive, in all material respects, to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, except that in each case, we express no view with respect to the financial statements, management reports and auditor attestations on internal control over financial reporting, or other financial or accounting data (including XBRL data) contained or incorporated by reference in or omitted from the Registration Statement, the U.S. Time of Sale Prospectus or the U.S. Prospectus, or mineral resource or mineral reserve estimates or related technical information, including technical reports, technical report summaries and statements derived therefrom or attributed to a qualified person, contained or incorporated by reference in or omitted from the Registration Statement, U.S. Time of Sale Prospectus or the U.S. Prospectus.

11.           The Shares have been duly authorized by the Company for listing and trading on NYSE American LLC.

Form of Negative Assurance Letter of

U.S. Counsel to the Company

Subject to the foregoing, we confirm to you that, on the basis of the information we gained in the course of performing the services referred to above, nothing has come to our attention that caused us to believe that (a) the Registration Statement, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, (b) the U.S. Time of Sale Prospectus, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (c) the U.S. Prospectus, as of the date of the U.S. Final Prospectus Supplement or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that we express no belief in any of clauses (a), (b) or (c) above with respect to the financial statements, management reports and auditor attestations on internal control over financial reporting, or other financial or accounting data (including XBRL data), or mineral resource or mineral reserve estimates or related technical information, including technical reports, technical report summaries and statements derived therefrom or attributed to a qualified person, contained or incorporated by reference in or omitted from the Registration Statement, the U.S. Time of Sale Prospectus or the U.S. Prospectus.

EXHIBIT C

Form of Opinion of

Canadian Counsel to the Company

1.            All necessary documents have been filed, all requisite proceedings have been taken and all necessary approvals, permits, consents and authorizations have been obtained by the Company under Canadian Securities Laws to qualify the distribution of the Shares, including the Option Shares: (i) to the public in each of the provinces and territories of Canada other than Québec (the “Qualifying Jurisdictions”) through registrants registered under the Canadian Securities Laws of the Qualifying Jurisdictions who have complied with the relevant provisions of Canadian Securities Laws; and (ii) to such registrants purchasing as principals.

2.            No authorization, consent or approval of, or filing, registration, permit, license, decree, qualification or recording with, any government, governmental instrumentality, authority, agency or court having jurisdiction over the Company in the Qualifying Jurisdictions is required for the performance by the Company of its obligations under the Agreement, other than those that have been obtained or made prior to the closing of the Offering.

3.            Computershare Investor Services, Inc. has been duly appointed as co-transfer agent and registrar for the common shares of the Company in Canada.

4.            Subject to the qualifications, assumptions, limitations and restrictions referred to in the section of the Prospectuses titled “Certain Canadian Federal Income Tax Considerations”, the statements made therein are an accurate summary of the principal Canadian federal income tax considerations generally applicable under the Income Tax Act (Canada) to a holder of Shares described therein who acquires such Shares pursuant to the Offering.

5.            The statements under the heading of the Prospectuses titled “Eligibility for Investment” are accurate, subject to the assumptions, qualifications, limitations and restrictions set out therein.

6.            In those Qualifying Jurisdictions where such an opinion can be provided, the Company being a reporting issuer (or the equivalent) under the Canadian Securities Laws of all of the Qualifying Jurisdictions, and not being included on a list of defaulting reporting issuers maintained by the securities regulators of such jurisdictions.

C-1